SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: April 28, 2004
(Date of earliest event reported)

Commission File No. 333-109285


                       Banc of America Funding Corporation
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        Delaware                                       56-1930085
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  (State of Incorporation)                  (I.R.S. Employer Identification No.)


214 North Tryon Street, Charlotte, North Carolina              28255
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Address of principal executive offices                       (Zip Code)


                                 (704) 386-2400
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               Registrant's Telephone Number, including area code


                             100 North Tryon Street
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   (Former name, former address and former fiscal year, if changed since last report)


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ITEM 5.  Other Events
         ------------

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

              (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
(99)                                            Computational Materials
                                                prepared by Banc of America
                                                Securities LLC in connection
                                                with Banc of America Funding
                                                Corporation, Mortgage
                                                Pass-Through Certificates,
                                                Series 2004-1

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANC OF AMERICA FUNDING CORPORATION



April 28, 2004


                                   By:  /s/ Michael Schoffelen
                                      -----------------------------------------
                                      Michael Schoffelen
                                      Senior Vice President

                                INDEX TO EXHIBITS


                                                         Paper (P) or
Exhibit No.                   Description                Electronic (E)
-----------                   -----------                --------------

   (99)                       Computational Materials            E
                              prepared by Banc of America
                              Securities LLC in connection
                              with Banc of Funding
                              Corporation Mortgage
                              Pass-Through Certificates,
                              Series 2004-1